UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2019

Rocket Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36829	04-3475813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fifth Avenue Suite 7530
New York, New York 10118
(Address of Principal Executive Offices)

(646) 440-9100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement.

Underwriting Agreement

On April 15, 2019, Rocket Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with SVB Leerink LLC, Evercore Group L.L.C. and William Blair & Company, L.L.C., as representatives (the “Representatives”) of the several underwriters (collectively with the Representatives, the “Underwriters”), pursuant to which the Company agreed to issue and sell up to 5,175,000 shares of common stock (the “Shares”), which includes 675,000 shares (the “Optional Shares”) that may be sold pursuant to an option granted to the Underwriters (the “Offering”). On April 16, 2019, the Underwriters exercised their option to purchase 675,000 Optional Shares. The Shares were offered and sold in the Offering at the public offering price of $17.50 per share and were purchased by the Underwriters from the Company at a price of $16.625 per share.

The Offering was made pursuant to the Company’s effective registration statement on Form S-3 (Registration No. 333-333-225896), which was previously filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).

The Offering closed on April 18, 2019. In the Underwriting Agreement, the Company agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments that the Underwriters may be required to make because of such liabilities.

Pursuant to the Underwriting Agreement, the Company’s executive officers and directors, and certain other shareholders entered into agreements in substantially the form included as an exhibit to the Underwriting Agreement filed hereto, providing for a 90-day “lock-up” period with respect to sales of the Company’s common stock, subject to certain exceptions.

A copy of the opinion of Gibson, Dunn & Crutcher LLP relating to the validity of the Shares issued in the Offering is filed herewith as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 15, 2019, among Rocket Pharmaceuticals, Inc., SVB Leerink LLC, Evercore Group L.L.C. and William Blair & Company, L.L.C.
5.1	Opinion of Gibson, Dunn & Crutcher LLP
23.1	Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rocket Pharmaceuticals, Inc.

Date: April 18, 2019	By:	/s/ Gaurav Shah
Name: Gaurav Shah
Title: President and Chief Executive Officer